UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

Incannex Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41106	93-2403210
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 409 840 786

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IXHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Current Report on Form 8-K, the disclosures set forth in Item 1.02 are hereby incorporated by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On March 13, 2025 (the “Effective Date”), Incannex Healthcare Inc. (the “Company”), repaid in full that certain outstanding 10% Original Issue Discount Senior Secured Convertible Debenture (the “Debenture”), previously issued pursuant to that certain Securities Purchase Agreement (the “Debenture Purchase Agreement”), dated as of September 6, 2024, by and between the Company and Arena Special Opportunities (Offshore) Master II LP (“Arena Offshore”), by making a cash payment to Arena Offshore of $3,851,111.00, representing the outstanding principal, interest, amounts and redemption premiums due as of February 28, 2025. In connection with the repayment of the Debenture, the Debenture Purchase Agreement, the Security Documents (as defined in the Debenture Purchase Agreement), and that certain Equity Line Purchase Agreement, dated September 6, 2024, by and between the Company and Arena Business Solutions Global SPC II, LTD (“Arena Global”) were terminated except with respect to the indemnification and registration rights set forth therein. The (i) warrant to purchase up to 453,749 shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), previously issued to Arena Offshore pursuant to the Debenture Purchase Agreement (the “Debenture Warrant”), (ii) Registration Rights Agreement, dated as of October 14, 2025, by and between the Company and Arena Offshore and (iii) warrant to purchase up to 585,000 shares of common stock, previously issued to Arena Global pursuant to the Equity Line Purchase Agreement (the “ELOC Warrant”) remain in effect (with the exercise prices of the Debenture Warrant and ELOC Warrant having been adjusted pursuant to their existing terms in connection with Company’s previously announced private placement that closed on March 10, 2025).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Current Report on Form 8-K, the disclosures set forth in Item 1.02 are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCANNEX HEALTHCARE INC.

Dated: March 18, 2025	By:	/s/ Joel Latham
Joel Latham
Chief Executive Officer and President

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